借 款 协 议

甲方（出借方）：杜建军

身份证号：653201197008160037

乙方(借款方)：深圳以西捷科技有限公司

统一社会信用代码：91440300MA5G70HA9N

为保障双方当事人的合法权益，依据《中华人民共和国合同法》及相关法律、法规、经甲方双方友好协商，就乙方向甲方借款事宜达成一致意见，特订立本协议。

第一条 借款用途：乙方用于经营周转。

第二条 借款金额和期限：

1、借款期限：人民币（大写金额）：壹仟万元整（小写金额）：¥10000000 元整。

2、借款期限：经双方协商约定本合同借款期限为 6 个月，自 2021 年 12 月 14 日至 2022 年 5 月 13 日。

第三条 借款利率：本借款在 6 个月期限内不计息，超出六个月借款期限按照年利率 10%并按照实际使用时间计息，本息到期一次付清。

3、第四条 双方权力及义务：1.甲方在 2021 年 12 月 13 日将资金 10000000（壹仟万元整）打入乙方指定账户，借款期限为 六 个月，2022 年 5 月 12 日到期。2.甲方有权不定期向乙方查询资金情况。3.乙方必须合法使用资金，确保甲方资金安全。

第五条 违约责任： 1.乙方不按合法用途使用借款，甲方有权收回全部借款。2.乙方如逾期不还借款，甲方有权通过法律途径追回借款。3.乙方承担甲方追讨该借款的差旅费、律师费、诉讼费等。

第六条 强制执行：若乙方到期不能履行还贷义务，甲方可向甲方所在地人民法院申请强制执行，乙方放弃一切诉权、抗辩权。

第七条 其他：1.本合同如有未尽事宜，须经合同各方当事人共同协商，做出补充规定，补充规定与本合同具有同等效力。2.本合同一式两份，甲方、乙方双方各执一份，具有同等法律效力。

甲方（签字）：

乙方（签章）：

法定代表人（签字）：

签订日期： 2021 年 12 月 13 日